SEC 873 (11-05)
                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0060
                                                       Expires: January 31, 2008


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, STATED.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 5, 2006
                Date of Report (Date of earliest event reported)

                               Subjex Corporation
             (Exact name of registrant as specified in its charter)

          Minnesota                  0-29711               41-1596056
(State or other jurisdiction     (Commission File        (IRS Employer
      of Incorporation)              Number)           Identification No)


3010 Hennepin Ave S Suite 297, Minneapolis MN               55408
(Address of principal executive offices)                  (Zip Code)

                                 (952) 931-0501
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A.  REPORT.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On Sept 1, 2006 a material event occurred which was not made in the ordinary course of Subjex Corporation business thus prompting an 8k filing with the SEC. It was announced that Ronald N. Silberstein, CPA, PLLC. 30201 Orchard Lake Road, Suite 150, Farmington Hills, Michigan 48334 became Subjex Corporation's new independent auditor and certifying accountant.

This filing completes Subjex Corporations obligations as it relates to the filing requirements of an 8K filing as defined by the SEC.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Subjex Corporation
 (Registrant)



By /s/ Andrew Hyder

(Signature)


Andrew Hyder, CEO (acting CFO)
September 5, 2006